Exhibit 28 e (7) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

Exhibit EE

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

1	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

a.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 1, 2019.

FEDERATED ADVISER SERIES

By: _________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: _________________________________

Name: Paul A. Uhlman

Title: President

Exhibit FF

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

6	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

7	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

    With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;

8	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

9	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

10	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

11	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 2019.

FEDERATED ADVISER SERIES

By:__________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: __________________________________

Name: Paul A. Uhlman

Title: President

Exhibit GG

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED EMERGING MARKETS EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

12	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

13	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _____________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ______________________________

Name: Paul A. Uhlman

Title: President

Exhibit HH

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED EMERING MARKETS EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated
May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

14	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

15	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated Emerging Markets Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: ________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ________________________________

Name: Paul A. Uhlman

Title: President

Exhibit II

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

16	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

17	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

b.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

18	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

19	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

20	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 1, 2019.

FEDERATED ADVISER SERIES

By: _________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: _________________________________

Name: Paul A. Uhlman

Title: President

Exhibit JJ

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

21	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

22	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

    With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;

23	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

24	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

25	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

26	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 2019.

FEDERATED ADVISER SERIES

By:__________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: __________________________________

Name: Paul A. Uhlman

Title: President

Exhibit KK

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

27	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

28	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _____________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ______________________________

Name: Paul A. Uhlman

Title: President

Exhibit LL

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated
May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

29	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

30	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Equity Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: ________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ________________________________

Name: Paul A. Uhlman

Title: President

Exhibit MM

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class A Shares (“Shares”) of the portfolio set forth above.

31	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

32	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

c.	With respect to the Class A Shares, a monthly fee computed as the annual rate of 0.05% of 1% of the average aggregate net asset value of the Shares held during the month;

For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

33	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

34	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

35	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund and with respect to the Class A Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 1, 2019.

FEDERATED ADVISER SERIES

By: _________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: _________________________________

Name: Paul A. Uhlman

Title: President

Exhibit NN

to the

Distributor’s Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL GROWTH FUND

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class C Shares (“Shares”) of the portfolio set forth above.

36	The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class. Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

37	During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement:

    With respect to the Class C Shares, a monthly fee computed as the annual rate of 0.75% of 1% of the average aggregate net asset value of the Shares held during the month;

38	For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

39	FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

40	FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

41	FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

(signature page to follow)

Witness the due execution hereof this 1st day of June 2019.

FEDERATED ADVISER SERIES

By:__________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: __________________________________

Name: Paul A. Uhlman

Title: President

Exhibit OO

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL GROWTH FUND

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated

May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Institutional Shares (“Shares”) of the portfolio set forth above.

42	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

43	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _____________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ______________________________

Name: Paul A. Uhlman

Title: President

Exhibit PP

to the

Distributor's Contract

FEDERATED ADVISER SERIES

FEDERATED INTERNATIONAL EQUITY FUND

r6 shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated
May 16, 2017, between the Federated Adviser Series and Federated Securities Corp. with respect to the Class R6 Shares (“Shares”) of the portfolio set forth above.

44	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

45	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated May 16, 2017, between Federated Adviser Series and Federated Securities Corp., Federated Adviser Series executes and delivers this Exhibit on behalf of the Federated International Growth Fund, and with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: ________________________________

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ________________________________

Name: Paul A. Uhlman

Title: President